UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2010

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ABSOLUTE LIFE SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

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Nevada	000-53446	71-1013330
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

45 Broadway, 6th Floor

New York, New York 10006

(Address of principal executive offices) (Zip Code)

(212) 201 4070

Registrant’s telephone number, including area code

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     .     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

On December 15, 2010 Absolute Life Solutions, Inc. (“we”) issued a press release announcing the results of their fiscal year ending August 31, 2010 The press release is furnished as an exhibit and is posted on our website (www.absolutels.com).

The information in this Form 8-K under Item 8.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated December, 15 2010.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 15, 2010

Absolute Life Solutions, Inc. By: /s/ Avrohom Oratz Avrohom Oratz Principal Financial Officer

EXHIBIT INDEX

Number	Description
99.1	Press release dated December 15, 2010

2